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                                                                   EXHIBIT 10.37

                       THIRD AMENDMENT OF LEASE AGREEMENT


        THIS THIRD AMENDMENT OF LEASE, made as of this 15th day of September, 1994, between REGIONAL INDUSTRIAL DEVELOPMENT CORPORATION OF SOUTHWESTERN PENNSYLVANIA, a Pennsylvania nonprofit corporation having its principal office in the City of Pittsburgh, Allegheny County, Pennsylvania (hereinafter called the "Lessor"), and TOLLGRADE COMMUNICATIONS, INC., a Pennsylvania corporation (hereinafter called the "Lessee").

        WHEREAS, the Lessor and Lessee previously made and entered into that certain Lease Agreement, dated as of August 5, 1993, which was amended by the First Amendment of Lease dated March 15, 1994 and Second Amendment of Lease dated July 1, 1994 (hereinafter collectively called the "Lease"), whereby Lessor leased to Lessee, upon terms and conditions set forth therein, certain space (the "Premises") located in the Harmar Industrial Manor (hereinafter called the "Complex") located in Harmar Township, Allegheny County, Pennsylvania; and

        WHEREAS, the Lessor and the Lessee desire to amend the Lease upon the terms and conditions set forth herein such that Lessee shall lease from Lessor additional space in the Complex (hereinafter called the "Amendment of Lease").

        NOW THEREFORE, for good and valuable consideration, the receipt of which hereby acknowledged, and intending to be legally bound hereby, Lessor and Lessee covenant and agree as follows:

        1. Incorporation by Reference/Capitalized Terms. The Lease is hereby incorporated into this Amendment of Lease by reference



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Third Amendment of Lease that is not otherwise defined herein shall have the respective meaning ascribed to it in the Lease. In the event of a conflict between the terms of this Amendment of Lease and the Lease, the terms of this Amendment of Lease shall govern.

        2. Premises. The Lessor does hereby lease and demise unto the Lessee Unit D-4, containing approximately 800 rentable square feet, in the Complex (hereinafter called the "Fourth Additional Space"). The Fourth Additional Space is more particularly described on Exhibit "A", which is attached hereto and made part hereof. The Fourth Additional Space shall be deemed hereafter to be part of the Premises, as that term is defined in the Lease.

        3. Commencement Date. The term of the Amendment of Lease shall commence (hereinafter called the "Commencement Date") and possession shall be given as of 12:01 AM on September 15, 1994. The Term of this Amendment of Lease shall expire on the Expiration Date as set forth in the Lease unless the Term is extended as provided in the Lease.

        4. Base Rent. Lessee shall pay to Lessor at its office in Pittsburgh, as monthly rental for the Fourth Additional Space, payable in advance and without demand on the first business day of each successive calendar month during the term of the lease, together with any escalations provided in the Lease, the following amounts:

        For the period September 15, 1994 through September 30, 1994, the sum of ONE HUNDRED FIFTY AND 00/100 DOLLARS ($150.00).

        For the period October 1, 1994 through December 31, 1998, the sum of THREE HUNDRED AND 00/100 DOLLARS ($300.00).



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        If the Commencement Date is on a day other than the first business day of a calendar month, Lessee shall pay to Lessor on the date that the first complete payment of Fourth Additional Space Base Rent is due, a pro rata portion to be based on the number of days the Fourth Additional Space is occupied in such partial month after the Commencement Date.

        5. Full Force and Effect. Except as extended and amended hereby, all other terms and conditions of the Lease shall remain unchanged and in full force and effect and applicable to this Amendment of Lease.

        IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment of Lease to be executed the day and year first above written.

ATTEST:                                    REGIONAL INDUSTRIAL DEVELOPMENT
                                           CORPORATION OF SOUTHWESTERN
                                           PENNSYLVANIA

BY /s/ Colleen B. Poremski                 By /s/ Frank Brooks Robinson
   -----------------------------             -----------------------------------
        Secretary                                   President

(Corporate Seal)


ATTEST:                                    TOLLGRADE COMMUNICATIONS, INC.


By /s/ Renee Sanders                       By /s/ Christian L. Allison
   -----------------------------             -----------------------------------
        V.P. Acct./Purchasing                       President



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                                    EXHIBIT A

        [FLOOR PLAN OF FOURTH ADDITIONAL SPACE]